Exhibit 99.1

1 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Therapeutics, Inc. Corporate Overview

Important Legal Disclaimers

This presentation (the "Presentation") has been prepared for informational purposes only to assist interested parties in evaluating an investment in connection with a proposed business combination (the "Business Combination") between Bull Horn Holdings Corp. ("Bull Horn") and Coeptis Therapeutics, Inc. ("Coeptis"). The closing of the Business Combination will be subject to satisfaction of the closing condition set forth therein. In connection with the closing of the Business Combination, Bull Horn will re-domesticate as a Delaware corporation and will change its name. The continuing combined entity is hereinafter referred to as the "Company".

No Offer or Solicitation: This Presentation is for informational purposes and does not constitute a "solicitation" pursuant to Section 14 of the Securities Exchange Act of 1934, as amended or the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") promulgated pursuant thereto. This Presentation does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Bull Horn, Coeptis, or any of their respective affiliates nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF ANY OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

© 2022 Coeptis Therapeutics, Inc. All rights reserved
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3 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. Participants in Solicitation: Bull Horn and Coeptis and their respective directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies or consents of Bull Horn’s or Coeptis’ respective shareholders in connection w ith the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Bu sin ess Combination of Bull Horn’s and Coeptis’ respective directors and officers in Bull Horn’s and Coeptis’ filings with the SEC, i ncl uding Bull Horn’s and Coeptis’ respective Annual Reports on Form 10 - K for the fiscal year ended December 31, 2021. Information regarding the pers ons who may, under SEC rules, be deemed participants in the solicitation of proxies to Bull Horn’s or Coeptis’ shareholders in connec tio n with the Business Combination will be set forth in the proxy statement/prospectus included in the registration statement on Form S - 4 with respect to the Business Combination, which has been to be filed by Bull Horn with the SEC. Additional Information and Proxy Statement: In connection with the proposed Business Combination, Bull Horn has filed with th e S EC a Registration Statement on Form S - 4, containing a preliminary proxy statement/prospectus of Bull Horn and Coeptis and after the registration statement is declared effective, Bull Horn and Coeptis will mail a definitive proxy statement/prospectus relatin g t o the proposed Business Combination to their respective shareholders.

4 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. This Presentation does not contain any information that should be considered by Bull Horn’s or Coeptis’ respective shareholde rs concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the Business Combination or the securities of Bull Horn or Coeptis. Interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Bull Horn, Coe pti s and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials relating to the pr oposed Business Combination will be mailed to shareholders of Bull Horn and Coeptis as of a record date to be established for voting on the proposed Business Combination. The information contained in the Presentation does not purport to be all - inclusive or to contain all information that may be req uired to make a full analysis of an investment in Bull Horn, Coeptis or the Business Combination, and you should conduct your own inde pen dent evaluation and due diligence with respect to Bull Horn, Coeptis and the terms of the Business Combination. The general explan ati ons included in this Presentation are not intended to, and cannot, address your specific investment objectives, financial situati ons or financial needs. You should consult with you own legal counsel and tax and financial advisors as to legal and related matters concerni ng the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information conta ine d herein to make any investment decision.

5 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. No Representation: Neither Bull Horn nor Coeptis, nor any of their respective subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, ex press or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest e xte nt permitted by law, in no circumstances will Bull Horn, Coeptis or any of their respective subsidiaries, shareholders, affiliates, represent ati ves, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any dir ect , indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the inf ormation contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Date of Information: This Presentation speaks only as of the date hereof. Neither Bull Horn nor Coeptis intend to update or otherwise revise this Presentation following its distribution, except the extent required by law. Neither Bull Horn nor Coeptis makes any rep res entation or warranty, express or implied, as to the accuracy of completeness of any of the information contained in this Presentation. This Presentation is not a substitute for the proxy statement/prospectus or for any other document that Bull Horn or Coeptis may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain free copies of other documents filed with the SEC by Bull Horn or Coeptis through the website mai nta ined by the SEC at www.sec.gov .

6 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. The below list of risk factors has been prepared as part of the Business Combination. The risks presented below are a subset of the general risks related to the business of Coeptis and the proposed Business Combination. and such list is not exhaustive. The list bel ow has been prepared solely for purposes of this presentation and not for any other purpose. The list below is qualified in its entirety by disclosures contained in documents previously or hereafter filed or furnished by Bull Horn or Coeptis with the SEC, and you should carefu lly consider these risks and uncertainties, together with the financial statements and related notes filed with the SEC. If Coeptis canno t a ddress any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, its busi nes s. financial condition and results of operations could be materially and adversely affected. The risks described below are not the only risks that C oep tis or Bull Horn faces. Additional risks that are currently not known about or that are currently believed to be immaterial may also impa ir its business, financial condition or results of operations. You should review this presentation and perform your own due diligence and cons ult with your own financial and legal advisors prior to making any decision in respect of Bull Horn, Coeptis or the Company. Risks relating to the business of Coeptis and Bull Horn will be disclosed in future documents filed or furnished by Coeptis and/or Bull Horn with the SEC, i ncl uding the documents filed or furnished in connection with the proposed Business Combination. The risks presented in such filings will b e c onsistent with those that would be required for a public company in its SEC filings, including with respect to the business and securit ies of Coeptis and Bull Horn and the proposed Business Combination, and may differ significantly from, and be more extensive than, the follo win g risks presented below. - The consummation of the Business Combination is subject to a number of conditions, and if any of those conditions are not sat isfied or waived, Business Combination may not be completed; Risk Factors

7 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. - If the Business Combination is consummated, there is no assurance that we will achieve the intended benefits of the Business Combination; - Adverse impacts from the pandemic involving the novel coronavirus known as COVID - 19; - The impact of damage to or interruption of our information technology systems due to cyber - attacks or other circumstances bey ond our control; - Business interruptions resulting from geographical actions, including war and terrorism; - We may not be able to successfully implement our growth strategy on a timely basis or at all; - We may have difficulties managing our anticipated growth, or we may not grow at all; - We have a history of losses, we expect to incur losses in the future and we may not be able to achieve or maintain profitabil ity; - We may not be able to initiate and complete preclinical studies and clinical trials for our product candidates which could ad ver sely affect our business; - We may not be able to obtain and maintain the third - party relationships that are necessary to develop, commercialize and manufac ture some or all of our product candidates; - We may encounter difficulties in managing our growth, which could adversely affect our operations; - We need to obtain financing in order to continue our operations, which may not be available on attractive terms or at all; - We may, for financing or other reasons, have to delay, scale back or discontinue some of our product candidate development pr ogr ams or future commercialization efforts; - There are no assurances that any of the opportunities described in this presentation (including VyGen - Bio, Inc.’s assets, and th e CAR - T technologies), each of which is early - stage, or pre - clinical, will result in a commercial product or overcome the risks associat ed with early - stage biotech drug development: Risk Factors

8 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. - The drug development and approval process is uncertain, time - consuming and expensive; - Competition in the biotechnology and pharmaceutical industries may result in competing products, superior marketing of other products and lower revenues or profits for us; - Federal laws or regulations on drug importation could make lower cost versions of our future products available, which could adversely affect our revenues, if any; - The regulatory approval process is costly and lengthy, and we may not be able to successfully obtain all required regulatory approvals; - Healthcare reform measures could adversely affect our business; - Protecting and defending against intellectual property claims may have a material adverse effect on our business; - Certain of our estimates of market opportunity and forecasts of market growth could prove to be inaccurate; - Potential legal proceedings in connection with the Business Combination, the outcome of which may be uncertain. could delay o r prevent the completion of the Business Combination; - If we are not able to retain our current senior management team and our scientific advisors or continue to attract and retain qu alified scientific, technical and business personnel, our business will suffer; and - There is a substantial doubt about our ability to continue as a going concern. Risk Factors

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Presentation, and statements by management or other persons acting by or on behalf of Bull Horn or Coeptis made in connection with this Presentation, constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Because forward-looking statements relate to the future, they are inherently subject to significant known and unknown risks, uncertainties and other factors that are difficult to predict and are beyond the control of both Bull Horn and Coeptis. The actual results, level of activity, performance or achievements of Bull Horn or Coeptis may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forwards-looking statements.

Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends. All statements that are not statements of historical matters are forward-looking statements. The forward-looking statements include, but are not limited to, statements concerning the expected terms and timing of the Business Combination and any financing undertaken in connection with the Business Combination.

The forward-looking statements made in this Presentation are based on Coeptis' current assumptions and judgments regarding future events and results. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bull Horn and Coeptis. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

© 2022 Coeptis Therapeutics, Inc. All rights reserved 9

10 © 2022 Coeptis Therapeutics, Inc. All rights reserved COEPTIS THERAPEUTICS We are a Pittsburgh, PA based pharmaceutical company founded by an experienced team developing innovative cell therapy platforms in oncology .

11 © 2022 Coeptis Therapeutics, Inc. All rights reserved MERGER AGREEMENT WITH BULL HORN HOLDINGS Announced entry into definitive merger agreement with Bull Horn Holdings Corp. (Nasdaq: BHSE), a special purpose acquisition company (SPAC). Transaction expected to provide opportunity to enhance Coeptis' ability to progress its innovative cell therapy platforms for cancer CD38+ CANCERS – INITIAL GEAR - NK TARGET VyGen - Bio’s GEAR - NK enables development of modified NK cell - based therapeutics optimized to be co - administered with targeted antibodies. CD38 - GEAR - NK are modified NK cells that can avoid being ablated by therapies designed to target the CD38 antigen. OPTION FOR CAR T PLATFORM WITH MULTIPLE APPLICATIONS Exclusive option agreement with University of Pittsburgh provides access to three potentially groundbreaking CAR T technologies. First executed license agreement governs SNAP - CAR, a highly programmable therapeutic platform that may present several potential advantages over standard CAR T treatments SNAP - CAR offers potential to target multiple tumor types, including hematological malignancies and solid tumors (breast and ovarian cancer) Corporate Highlights

12 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis entered into definitive merger agreement for a business combination that will result in Coeptis becoming a wholly - owned subsidiary of Bull Horn Holdings Corp. (Nasdaq: BHSE), a special purpose acquisition company (SPAC). Under the terms of the merger agreement, a wholly - owned subsidiary of Bull Horn will merge with and into Coeptis. At the close of the transaction, Bull Horn will be rebranded with “Coeptis” in its name and expects to be listed on Nasdaq under the ticker symbol “COEP.” Bull Horn to re - domesticate to Delaware. GO - FORWARD PLAN Merger provides Coeptis access to capital needed to advance product portfolio highlighted by CD38 - GEAR - NK and CD38 - Diagnostic; license/acquire Pitt assets. David Mehalick to lead combined company as President and CEO. Chris Calise, CFO of Bull Horn, to join the combined company Board. KEY TRANSACTION TERMS MERGER AGREEMENT Coeptis Merger Agreement – Bull Horn Holdings

Multiple Growth Drivers – Pre/Post Merger

Q2 '21
5/18/21
Coeptis Enters into Exclusive Option Agreements w/ VyGen-Bio

Q3 '21
8/19/21
Coeptis Therapeutics Partners with VyGen-Bio, Inc. to Co-develop Two Assets Designed to Improve the Treatment of CD38-Related Cancers

Q2 '22
4/19/22
Coeptis Therapeutics, Inc. and Bull Horn Holdings Corp. Announce Merger Agreement

4/29/22
Coeptis Therapeutics Enters into Exclusive Option Agreement with University of Pittsburgh for Rights to CAR T Technologies

Q3 '22
8/31/22
Coeptis Enters Exclusive License Agreement with University of Pittsburgh for Rights to SNAP-CAR

Business Combination values Coeptis at $175 million (subject to adjustments).

Business Combination value agreed to prior to Pitt agreement, suggesting near-term and longer-range upside potential.

© 2022 Coeptis Therapeutics, Inc. All rights reserved
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Coeptis Collaboration – VyGen-Bio

EXCLUSIVE OPTION AGREEMENT

Coeptis entered into two exclusive option agreements with VyGen-Bio, Inc., a majority-owned subsidiary of Vycellix, Inc., involving technologies designed to improve the treatment of CD38-related cancers.

DEVELOP & COMMERCIALIZE

Coeptis will assist VyGen-Bio in its efforts to develop and commercialize:

- **CD38-GEAR-NK**, is a pre-clinical *in vitro* proof of concept product designed to protect CD38+ NK cells from destruction by anti-CD38 mAbs.
- **CD38-Diagnostic**, a discovery-stage product designed to analyze if cancer patients might be appropriate candidates for anti-CD38 mAb therapy.

PARTNERSHIP STATUS

Coeptis currently has a 50% (which could scale down to 25%) revenue stream interest and co-development rights for CD38-GEAR-NK and a 50% revenue stream interest related to CD38-Diagnostic from VyGen-Bio. Coeptis is entitled to receive future revenue from both products.

© 2022 Coeptis Therapeutics, Inc. All rights reserved
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GEAR-NK (CD38) STRATEGY


NK

Natural Killer (NK)
Immune Effector Cell

Anti-CD38 mAb	
CD38 Protein	

Animations herein are provided as visual aids to help articulate hypothesized proof-of-concept in a general manner and do not depict precise scientific mechanisms-of-action.

IMMUNOTHERAPY CHALLENGES

Various immunotherapies for CD38+ tumors are designed to find and kill cells that express the CD38 antigen; therefore, CD38+ NK cells are likely to become collateral damage and with their eradication, the overall anti-tumor response is suboptimal.

THE GOAL

To protect CD38+ Natural Killer (NK) cells so that functional disease-targeting NK cells will not be eradicated, enabling their co-existence with CD38 targeting therapies, and thus allowing for complementary tumor killing and immune surveillance.

A NOVEL COMBINATORIAL APPROACH

Modified NK cells that are co-administered with select monoclonal antibodies and/or other CD38 targeting immunotherapies are in pre-clinical development to enhance and maximize tumor kill via combinatorial approaches otherwise not possible.

© 2022 Coeptis Therapeutics, Inc. All rights reserved 15

16 © 2022 Coeptis Therapeutics, Inc. All rights reserved Animations herein are provided as visual aids to help articulate hypothesized proof - of - concept in a general manner and do not de pict precise scientific mechanisms - of - action. Anti - CD38 mAbs (Infused antibodies from current cancer treatments) bind to CD38 proteins and kill both CD38+ Cancer cells and our body’s Natural Killer Cells. CD38 - GEAR - NK are modified, NK cells that can avoid being ablated by therapies designed to target the CD38 antigen, thus enabling the combination of passive immunity with innate active immunity to more efficiently target and eradicate CD38+ malignancies. CURRENT ANTI - CD38 PATHWAY PATHWAY WITH GEAR - NK (CD38) CELL THERAPY

17 © 2022 Coeptis Therapeutics, Inc. All rights reserved CD38 - GEAR - NK – Market Opportunity CD38 - GEAR - NK could change how CD38 - related cancers are treated by protecting CD38+ NK cells from destruction by anti - CD38 mAbs. Opportunity to improve the treatment of CD38 - related cancers, including multiple myeloma, chronic lymphocytic leukemia, and acute myeloid leukemia Multiple myeloma is expected to be the first cancer indication targeted with CD38 - GEAR - NK. The multiple myeloma market in the initial 8 target markets 1 was $16.27B in 2019 and is expected to increase through 2030. 2 1. US, UK, Germany, Spain, France, Italy, China, and Japan 2. Source: DelveInsight

18 © 2022 Coeptis Therapeutics, Inc. All rights reserved CD38 - Diagnostic is an in vitro screening tool to be used prior to initiation of mAb therapy. Being developed to pre - determine which cancer patients are most likely to benefit from targeted anti - CD38 mAb therapies , either as monotherapy or in combination with CD38 - GEAR - NK. Potential to develop as platform technology beyond CD38 to identify patients likely to benefit for a broad range of mAb therapies across multiple indications . CD38 - Diagnostic – Product Overview 1 2 3

19 © 2022 Coeptis Therapeutics, Inc. All rights reserved CD38 - Diagnostic – Market Opportunity Could prevent patients from being subjected to ineffective therapy and enable significant savings to healthcare systems CD38 - Diagnostic provides opportunity to make more cost - effective medical decisions for the treatment of B cell malignancies with high CD38 expression including multiple myeloma. May help to avoid unnecessary administration of anti - CD38 therapies CD38 - Diagnostic designed to be offered as a companion diagnostic for determining patient suitability and likelihood of positive treatment outcomes for CD38 - GEAR - NK and/or CD38 monoclonal antibody therapies.

20 © 2022 Coeptis Therapeutics, Inc. All rights reserved FLEXIBILITY SPEED TO MARKET RETURN ON INVESTMENT Designed to be used as a companion with CD38 GEAR - NK or as a standalone diagnostic screening test to determine which immunotherapies may be responsive to CD38+ tumors Opportunity to expand the market to include use with other monoclonal antibody treatments for additional types of cancers As a medical device, the pathway to FDA approval is often shorter, thereby reducing development costs and increasing speed to market Screening and identifying ineffective monoclonal antibody therapies would enable health insurance plans to approve and reimburse the diagnostic CD38 - Diagnostic – Value Proposition

21 © 2022 Coeptis Therapeutics, Inc. All rights reserved Each GEAR platform being designed to be deployed independently or collectively to further bolster the likelihood of a durable therapeutic response . GEAR Diagnostic being designed to determine the most appropriate anti - CD38 mAb . GEAR NK being designed to help to protect the body’s NK cells from being eradicated during mAb therapy. GEAR PLATFORM ADVANTAGES 1 2 3 When deployed collectively, GEAR NK and GEAR DIAG may enable a more robust treatment option when compared to existing regimens for the treatment of CD38+ cancers.

22 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis entered into an exclusive option agreement with the University of Pittsburgh for the rights to negotiate licenses to three CAR T technologies that offer the potential to address a range of hematologic and solid tumors. Exclusive option agreement involves the intellectual property rights to three technologies : • Universal self - labeling SynNotch and CARs for programable antigen - targeting (SNAP - CAR) • mSA2 affinity - enhanced biotin - binding CAR • Conditional control of universal CAR T cells through stimulus - reactive adaptors PARTNERSHIP STATUS Coeptis exercised the option to license SNAP - CAR for specific field of use on Aug. 31, 2022. Additional options may be exercised under current agreement until October 29, 2022. The option agreement may be extended an additional six months, subject to the agreement of both parties . DEVELOP & ADVANCE EXCLUSIVE OPTION AGREEMENT Coeptis Option – University of Pittsburgh

23 © 2022 Coeptis Therapeutics, Inc. All rights reserved IMMUNOTHERAPY CHALLENGES Reducing potential toxicity: The therapeutic activity of the SNAP - CAR T cells can be controlled by the antibody dose, which we envision would allow clinicians to potentially mitigate toxicity from over - activity. We also envision that the immune response against cancer may also be boosted with additional doses of the tagged tumor - specific antibody. THE GOAL Lowering the chance for cancer relapse: Relapse from CAR T cell therapy which often results from the loss or down - regulation of the targeted protein on the cancer, can potentially be avoided by combining SNAP - CAR T cells with antibodies targeting multiple antigens at once. A NOVEL APPROACH Targeting new cancers: SNAP - CAR T cells are a platform technology that is being developed to be combined with tagged, tumor - specific antibodies to potentially target many different tumor types, including hematological malignancies and solid tumors. SNAP - CAR DEVELOPMENT STRATEGY Animations herein are provided as visual aids to help articulate hypothesized proof - of - concept in a general manner and do not depict precise scientific mechanisms - of - action.

24 © 2022 Coeptis Therapeutics, Inc. All rights reserved CAR T Platform – Market Opportunities CAR T offers the potential to revolutionize cancer treatment; however, there remain shortcomings with current CAR T therapies that could enable the technology to be utilized with additional types of cancer, including many solid tumors . Currently in the pre - clinical stage of development. Among the initial cancer indications under development are pre - clinical programs targeting breast cancer and ovarian cancer . CAR T cell therapy market size & share expected to reach $20.56 billion by 2029 from $1.96 billion in 2021, at a compound annual growth rate (CAGR) of 31.6% during forecast period 2022 to 2029. 1 1 Source: Polaris Market Research

25 © 2022 Coeptis Therapeutics, Inc. All rights reserved SNAP - CAR T cells can be controlled by the antibody dose, which may allow clinicians to potentially reduce toxicity from over - activity. Potential to minimize cancer relapse by combining SNAP - CAR T cells with antibodies targeting multiple antigens at once. SNAP - CAR – Potential Advantages 1 2 3 SNAP - CAR T cells can be engineered to potentially target multiple tumor types, including hematological malignancies and solid tumors .

26 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Scientific Advisory Board Head of the Gene and Cell Therapy Group, Division of Hematology, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Evren Alici M.D., Ph.D. Arnika K. Wagner, Ph.D. Assistant Professor, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Former Dean of Research, Karolinska Institutet and founder of the Center for Infectious Medicine, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Hans - Gustaf Ljunggren, M.D., Ph.D.

27 © 2022 Coeptis Therapeutics, Inc. All rights reserved COEPTIS MANAGEMENT TEAM Dave Mehalick Co - Founder, President & CEO 30 years of diverse business experience in healthcare, information technology and finance including consulting, capital markets, private equity, and investments Christine Sheehy Co - Founder & CFO 30 years of finance and operational experience, mainly in pharmaceutical and life science startup companies leading design and development of global systems Gary Conte SVP Sales and Marketing 30 years of pharmaceutical experience including senior roles in sales, marketing, business development, training, managed care, analytics and reporting Dan Yerace Co - Founder & VP Operations 10+ years of pharmaceutical experience including roles in global supply chain, operations, business development, and procurement

28 © 2022 Coeptis Therapeutics, Inc. All rights reserved Anticipated Milestones Expand IP portfolio around GEAR - NK and GEAR Diagnostic Expand ownership of VyGen - Bio and entire GEAR Platform Complete merger agreement with Bull Horn Holdings COEP stock to begin trading on Nasdaq following Bull Horn merger Finalize licensing agreement with University of Pittsburgh for SNAP - CAR T platform Initiate IND enabling studies for GEAR - NK (Toxicology, Pharmacology, PK) Q2 Q3 Q4 Q1’23

29 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Value Proposition Cell and gene therapies have the potential to “disrupt” current treatment paradigms. Early - stage development assets in this space are being routinely acquired by larger Pharma companies. CAR T technologies being developed at University of Pittsburgh have the potential to target hematologic and solid tumors, including breast and ovarian cancer Merger with Bull Horn will advance COEP stock to Nasdaq and provide opportunity to strengthen access to capital.

30 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Investor Relations Contact: Bill Borden Senior Vice President Tiberend Strategic Advisors Mobile: 732 - 910 - 1620 bborden@tiberend.com coeptistx.com